THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln New York Account N for Variable Annuities

ChoicePlusSM Suite, ChoicePlusSM II Suite
ChoicePlus AssuranceSM A Share, ChoicePlus AssuranceSM A Class
ChoicePlus AssuranceSM B Share, ChoicePlus AssuranceSM B Class
ChoicePlus AssuranceSM C Share, ChoicePlus AssuranceSM L Share
ChoicePlus AssuranceSM Bonus, ChoicePlusSM Design

Supplement dated January 2, 2018 to the prospectus dated May 1, 2017

This supplement outlines changes to certain investment options under your individual annuity contract. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This supplement is for informational purposes and requires no action on your part.

The Lincoln Variable Insurance Products Trust ("LVIP") has notified us that the name of several funds will be changed, effective February 1, 2018, as follows:

Prior Name	New Name
LVIP Managed Risk Profile 2010 Fund	LVIP T. Rowe Price 2010 Fund
LVIP Managed Risk Profile 2020 Fund	LVIP T. Rowe Price 2020 Fund
LVIP Managed Risk Profile 2030 Fund	LVIP T. Rowe Price 2030 Fund
LVIP Managed Risk Profile 2040 Fund	LVIP T. Rowe Price 2040 Fund

Additionally, the fees and investment objective of each fund will be changed, as outlined below.

The following table shows the expenses charged by each fund and are based on estimates for the current fiscal year (as a percentage of each fund's average net assets):
	Management Fees (before any waivers/ reimburse-ments) +	12b-1 Fees (before any waivers/ reimburse-ments) +	Other Expenses (before any waivers/ reimburse-ments) +	Acquired Fund Fees and Expenses =	Total Expenses (before any waivers/ reimburse-ments)	Total Contractual waivers/ reimburse-ments (if any)	Total Expenses (after any waivers/ reimburse-ments)*
LVIP T. Rowe Price 2010 Fund – Service Class	0.25%	0.25%	0.24%	0.42%	1.16%	-0.22%	0.94%
LVIP T. Rowe Price 2020 Fund – Service Class	0.25%	0.25%	0.11%	0.44%	1.05%	-0.12%	0.93%
LVIP T. Rowe Price 2030 Fund – Service Class	0.25%	0.25%	0.10%	0.46%	1.06%	-0.10%	0.96%
LVIP T. Rowe Price 2040 Fund – Service Class	0.25%	0.25%	0.12%	0.47%	1.09%	-0.11%	0.98%

*Each of the funds has entered into a contractual waiver or reimbursement arrangement that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2019. There can be no assurance that fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each fund prospectus, and they may not cover certain expenses such as extraordinary expenses. Certain of these arrangements may provide that amounts previously waived or reimbursed may be recovered in future years. See each fund prospectus for complete information regarding annual operating expenses and any waivers or reimbursements in effect for a particular fund.

Investments of the Variable Account – Description of the Funds.  This section outlines the revised investment objectives for the funds listed above, effective February 1, 2018. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.

Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation
	LVIP T. Rowe Price 2010 Fund (Service Class) – To seek the highest total return over time consistent with an emphasis on both capital growth and income.
	LVIP T. Rowe Price 2020 Fund (Service Class) – To seek the highest total return over time consistent with an emphasis on both capital growth and income.
	LVIP T. Rowe Price 2030 Fund (Service Class) – To seek the highest total return over time consistent with an emphasis on both capital growth and income.
	LVIP T. Rowe Price 2040 Fund (Service Class) – To seek the highest total return over time consistent with an emphasis on both capital growth and income.

For complete details relating to these changes, please refer to the Funds' prospectuses.

Please retain this supplement for future reference.